SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

         November 17, 2006
Date of Report (Date of Earliest Event Reported)

EQUITY INNS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-12073	62-1550848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Wolf River Boulevard
                 Germantown, Tennessee 38138
(Address of Principal Executive Offices) (Zip Code)

          (901) 754-7774
(Registrant’s Telephone Number, Including Area Code)

                   N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule l425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

On November 17, 2006, certain wholly-owned subsidiaries of Equity Inns, Inc. (the “Company”) completed a $95.0 million senior mortgage loan with JPMorgan Chase Bank, N.A. This loan bears interest at a fixed rate of 5.865% per annum, with principal and interest payable monthly until maturity on December 1, 2016, based on a 30-year amortization schedule. The loan is secured by eight individual hotels and related mortgages. Proceeds were used primarily to pay down borrowings under the Company’s line of credit.

The loan contains customary covenants, including the Company providing for adequate maintenance and insurance for the hotels. The loan also contains customary events of default. Upon the occurrence of an event of default under the loan, the lender may accelerate the obligation and declare amounts outstanding to be immediately due and payable. The loan has assumption provisions and may be prepaid under certain circumstances and subject to prepayment penalties.

A copy of the form of mortgage and form of promissory note are attached hereto as Exhibits 10.1 and 10.2, respectively. These exhibits shall be deemed “filed” with the Securities and Exchange Commission and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are being filed as exhibits to this Current Report on Form 8-K.

10.1
Form of Deed of Trust and Security Agreement from Company Subsidiary, as Grantor, to Chicago Title Insurance Company, as Trustee, for the benefit of JPMorgan Chase Bank, N.A., as Beneficiary, dated November 17, 2006

10.2	Form of Fixed Rate Note from Company Subsidiary, as Borrower, payable to JPMorgan Chase Bank, N.A., dated November 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.

November 17, 2006	/s/ J. Mitchell Collins
J. Mitchell Collins
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer, Secretary and Treasurer

EQUITY INNS, INC.
INDEX TO EXHIBITS

Exhibit Number

10.1
Form of Deed of Trust and Security Agreement from Company Subsidiary, as Grantor, to Chicago Title Insurance Company, as Trustee, for the benefit of JPMorgan Chase Bank, N.A., as Beneficiary, dated November 17, 2006

10.2	Form of Fixed Rate Note from Company Subsidiary, as Borrower, payable to JPMorgan Chase Bank, N.A., dated November 17, 2006